UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 1, 2020
Commercial Metals Company
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)
1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 1, 2020, Commercial Metals Company (the “Company”) issued a press release announcing a change in its segment reporting structure. A copy of the press release is hereby furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, on October 1, 2020, the Company made available on its website the investor presentation hereby furnished as Exhibit 99.2 hereto and incorporated herein by reference.

In the fourth quarter of the fiscal year ended August 31, 2020, the Company realigned its segment reporting structure to two operating segments: North America and Europe. North America comprises the Company's former Americas Recycling, Americas Mills and Americas Fabrication segments. Europe comprises the Company's former International Mill segment, with no other changes. The Company will continue to report Corporate and Eliminations separately from its operating segments.

The decision to realign the Company's segment reporting structure was made to reflect: (i) its vertically integrated operating model in North America, which is now supported by a National Sales, Inventory and Operations Planning function created in fiscal 2020, (ii) changes to its operating model and geographic footprint following the full integration of the rebar assets acquired in fiscal 2019 into its North America operations and (iii) the way the Company's Chief Operating Decision Maker now uses integrated North America data to manage the business, assess performance and allocate resources.

The information in this Current Report on Form 8-K is presented for informational purposes only in connection with the above-described segment reporting change. The Company is filing this Current Report on Form 8-K to provide recast unaudited historical financial and operating statistics. This segment reporting change has no impact on the Company's consolidated balance sheets and the consolidated statements of earnings, comprehensive income, cash flows and stockholders' equity previously reported on the basis of accounting principles generally accepted in the United States. The recast historical financial and operating statistics provided do not represent a restatement of previously issued financial and operating statistics. The above changes will be reflected in the results reported in the Annual Report on Form 10-K for the fiscal year ended August 31, 2020.

Item 9.01 Financial Statements and Exhibits.
(d)          Exhibits
The following exhibits are being furnished as part of this Current Report on Form 8-K.

99.1	Press Release issued by Commercial Metals Company on October 1, 2020
99.2	Investor Presentation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: October 1, 2020	By: /s/ Paul J. Lawrence
Name: Paul J. Lawrence
Title: Vice President and Chief Financial Officer